UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIM Investment Securities Funds (Invesco Investment Securities Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 20, 2018

Notice is hereby given to the shareholders of Invesco U.S. Government Fund (to be renamed Invesco Income Fund effective July 26, 2018) (the “Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on September 20, 2018, at 1:30 p.m. Central Daylight Time.

The Board of Trustees (the “Board”) of the Fund has carefully considered the proposal below and unanimously recommends that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal including how it will benefit shareholders.

The Meeting is to be held for the following purpose:

1. To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of the Fund on July 5, 2018 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

By order of the Board of Trustees,

Senior Vice President,

Chief Legal Officer and Secretary

July 25, 2018

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

GOV-PROXY-1

AIM Investment Securities Funds (Invesco Investment Securities Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 20, 2018

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders of Invesco U.S. Government Fund (to be renamed Invesco Income Fund effective July 26, 2018) (the “Fund”) by the Board of Trustees (the “Board”) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The proxies are to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, on September 20, 2018, at 1:30 p.m. Central Daylight Time. The approximate mailing date of this Proxy Statement and accompanying proxy cards is on or about July 25, 2018.

The Board has fixed July 5, 2018 as the record date (the “Record Date”) for the determination of holders of shares of the Fund entitled to vote at the Meeting. Shareholders of record of any class of the Fund as of the close of business on the Record Date are entitled to vote their respective shares at the Meeting. The number of shares outstanding of each class of the Fund on the Record Date can be found in Annex A. Each share of the Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).

If you have any questions about the information set forth in this Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and a copy of the proxy card (together, the “Proxy Materials”) are available at https://www.proxyonline.com/docs/InvescoUS2018.pdf. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously sent to shareholders the most recent annual report for the Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Fund by calling 1-800-959-4246, or by writing to the Secretary of the Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should contact the Secretary of the Fund by calling 1-800-431-9646, or by writing to the Secretary of the Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

The Proposal

The purpose of the Meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Board unanimously approved the Proposal and recommends that shareholders vote in favor of the Proposal.

Proposal
1.	To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.

Voting at the Meeting

Shareholders of the Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposal are described below.

If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission to the Meeting you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your shares in street name, you will not be able to vote your shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Fund does not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

QUESTIONS ABOUT THE PROPOSAL

What am I being asked to approve?

Shareholders are being asked to approve a modification to the Fund’s fundamental concentration policy pursuant to which the Fund will concentrate its investments in the real estate finance industry.

Why are shareholders being asked to approve this change?

On May 1, 2018, the Board approved changes to the Fund’s name, investment objective and principal investment strategies in order to reposition the Fund as a multi-sector income fund. As a result, effective on or about July 26, 2018, the Fund will change its name to “Invesco Income Fund” and will begin to operate in accordance with its new investment objective and principal investment strategies.

Currently, the Fund does not concentrate its investments in any particular industry or group of industries. However, Invesco Advisers, Inc. (the “Adviser”), the Fund’s investment adviser, believes that concentrating the Fund’s assets in the real estate finance industry will benefit shareholders and complement the Fund’s new investment objective and principal investment strategies. Accordingly, the Adviser has determined that it is in shareholders’ best interests to modify the Fund’s fundamental concentration policy to require the Fund to invest more than 25% of its total assets in securities related to the real estate finance industry, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and real estate investment trusts (“REITs”).

How will modification of the fundamental concentration policy impact the Fund?

As a result of the Fund’s concentration in the real estate finance industry, the Fund will be subject to increased risks associated with this industry, as the Fund may invest significantly over 25% in real estate finance investments. These heightened risks include risks associated with investments in mortgage- and asset-backed securities, such as RMBS, CMBS and CLOs, and REITs.

VOTING PROCEDURES

How do I vote in person?

If you attend the Meeting, were the record owner of your shares on July 5, 2018 (the “Record Date”), and wish to vote in person, we will provide you with a ballot prior to the vote. However, if you hold your shares in street name, you are required to obtain a “legal proxy” from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call us at 1-800-952-3502 if you plan to attend the Meeting.

How do I vote by proxy?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Fund’s Board, and in accordance with the judgment of your proxy on other matters.

Proxies marked “WITHHOLD” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

What is the deadline to submit my proxy by mail, telephone or the internet?

If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Secretary of the Fund before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card(s) or record your voting instructions by telephone or via the internet today.

How do I vote by telephone or the internet?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Proxy Statement.

May I revoke my vote?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.

•	You may deliver a written notice to the Trust stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.

•	You may call the telephone number or visit the website that appears on your proxy card.

•	You may provide written notice of the death or incapacity of the maker of the proxy to the Trust.

•	You may vote in person at the Meeting as set forth above under the heading, “How do I vote in person?”

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

Will any other matters be voted on at the Meeting?

The Fund is not aware of any matters to be presented at the Meeting other than the Proposal discussed in this Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because the Proposal may be considered non-routine, your broker likely will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered “broker non-votes.” As a result, they will have the same effect as a vote “AGAINST” the Proposal. We urge you to complete and send in your proxy or voting instructions so your vote can be counted.

Could there be an adjournment of the Meeting?

If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to the Proposal scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve the Proposal?

Approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the Fund’s voting securities present or represented by proxy or a percentage of the Fund’s outstanding voting securities.

All voting securities represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” the Proposal. Proxies marked “WITHOLD” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal.

How will proxies be solicited and who will pay?

The Trust has retained AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation is currently estimated to be approximately $145,000. The Trust expects to solicit proxies principally by mail, but the Trust or AST may also solicit proxies by telephone, facsimile, internet or personal interview. The Trust’s officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Fund, except that the Adviser may bear indirectly some or all of the proxy solicitation costs as a result of an expense limitation arrangement in place between the Adviser and the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent of the Fund and by dealers or their representatives.

How may a shareholder proposal be submitted?

As a general matter, the Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Proposals must be received a reasonable time before the Fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

FUND SERVICE PROVIDERS

Investment Adviser of the Fund

The investment adviser for the Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Fund

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5

1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Ltd.

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Citibank Tower

3 Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas

New York, NY 10036

Invesco Canada Ltd.

5140 Yonge Street

Suite 800 Toronto, Ontario Canada M2N 6X7

Other Service Providers of the Fund

Administrative Services

The Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Fund which are not required to be performed by the Adviser under its investment advisory agreement. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Fund. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Principal Underwriter

The principal underwriter for the Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian of the Fund is State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for the Fund is Invesco Investment Services, Inc. located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd.

PROPOSAL

TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY TO PROVIDE THAT THE FUND WILL CONCENTRATE ITS INVESTMENTS IN THE REAL ESTATE FINANCE INDUSTRY

Shareholders are being asked to approve a modification to the Fund’s fundamental concentration policy pursuant to which the Fund will concentrate its investments in the real estate finance industry. The Investment Company Act of 1940, as amended (the “1940 Act”), requires a registered investment company to recite its policy with respect to concentrating its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the Securities and Exchange Commission (“SEC”) has taken the position that an investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.

Under the Fund’s current concentration policy, the Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. The 1940 Act prohibits the Fund from deviating from its fundamental concentration policy unless authorized by a vote of a majority of the Fund’s outstanding voting securities.

On May 1, 2018, the Board approved changes to the Fund’s name, investment objective and principal investment strategies in order to reposition the Fund as a multi-sector income fund. Accordingly, effective on or about July 26, 2018, the Fund will change its name to “Invesco Income Fund” and will begin to operate in accordance with its new investment objective and principal investment strategies. Pursuant to the Fund’s new investment objective and principal investment strategies, the Fund will invest across all asset classes within fixed income but will seek to produce a higher level of income compared to other traditional fixed-income funds by focusing on structured investments in non-agency, mortgage- and asset-backed securities, such as CMBS, RMBS and CLOs. Shareholders of the Fund were notified of these changes on May 7, 2018.

The Adviser believes that concentrating the Fund’s assets in the real estate finance industry will benefit shareholders and complement the Fund’s new investment objective and principal investment strategies. The Adviser believes that structured securities backed by real property or by assets secured by real property, such as RMBS, CMBS and CLOs, offer a wide variation in duration, which offers the flexibility to manage periods of rising interest rates and will tend to provide higher recovery rates if defaults rise during a market downturn. As a result, the Adviser believes that it is in shareholders’ best interests to provide the Fund with the flexibility to invest in these securities without limitation.

If shareholders approve the Proposal, the Fund’s fundamental concentration policy will be modified to read as follows under “Proposed Concentration Policy.” The Fund’s current concentration policy is also included below for comparative purposes:

Current Concentration Policy	Proposed Concentration Policy

The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

The Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the real estate finance industry, including, without limitation, investments in residential mortgage-backed securities, (“RMBS”), commercial mortgage-backed securities (“CMBS”), real estate investment trusts (“REITs”), other real estate-related securities, loans and other instruments that are secured by, or otherwise have exposure to, real estate.

Under the proposed concentration policy, the Fund will invest more than 25% of its total assets in securities related to the real estate finance industry, including CMBS, RMBS CLOs and REITs, and, at times, may invest substantially more than 25% of its total assets in securities related to the real estate finance industry. Because the Fund will invest over 25%

of its total assets in the real estate finance industry, the Fund will be subject to increased risks associated with this industry. These heightened risks include the following:

•

Mortgage- and asset-backed securities, including CMBS, RMBS and CLOs, which are subject to prepayment risk, which is the risk that a borrower’s payments may be received earlier or later than expected, and extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. CLOs are also subject to the risks of substantial losses due to actual defaults by underlying borrowers, collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion. In addition, privately issued mortgage-related securities held by the Fund will not be subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

•	REITs, which may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.

•	Certain of the Fund’s investments may also be considered illiquid, which could result in the Fund losing its entire investment in such investments.

If shareholders approve the Proposal, the new fundamental concentration policy will be effective as soon as practicable. Notification of the change will be made through supplements to the Fund’s prospectus and statement of additional information.

If shareholders do not approve the Proposal, the Fund’s current fundamental concentration policy will remain in effect, meaning the Fund will not invest more than 25% of its total assets in securities related to the real estate finance industry.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY.

OTHER INFORMATION

Principal Shareholders of the Fund

The persons who as of July 5, 2018 held of record 5% or more of any class of the Fund’s shares are set forth in Annex B. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of any class of the Fund’s shares.

General

The Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President,

Chief Legal Officer and Secretary

July 25, 2018

ANNEX A

SHARES OUTSTANDING

The following table sets forth the number of shares of each class of the Fund outstanding and entitled to vote at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on September 20, 2018, at 1:30 p.m. Central Daylight Time.

Class	Shares Outstanding(1)
Class A	53,058,128.81
Class C	3,110,386.39
Class R	643,153.65
Class Y	1,164,069.04
Investor Class	3,321,712.91
Class R5	108,437.76
Class R6	741,371.29

(1)	As of July 5, 2018.

A-1

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of July 5, 2018, the following record owners of shares of the Fund held, directly or beneficially, 5% or more of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
AIM Investment Securities Fund
Invesco U.S. Government Fund	Class A	BNY Mellon Investment Servicing Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia, PA 19406-1212	7,071,196.67	13.32%

	Class A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	6,294,870.90	11.86%

	Class C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	623,126.59	20.03%

	Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	166,778.32	5.36%

	Class R	Beecroft LLC 2704 E Gemini St Gilbert, AZ 85234-3903	58,607.40	9.11%

	Class R	DCGT Trustee & Or Custodian FBO Plic Various Retirement Plans Omnibus Attn: Npio Trade Desk 711 High St Des Moines, IA 50392-0001	54,913.74	8.53%

	Class R	Merrill Lynch Pierce Fenner & Smith FBO The Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	51,741.13	8.04%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R	Reliance Trust Company FBO Chapter 13 P.O. Box 28004 Atlanta, GA 30358-0004	43,210.60	6.71%

	Class R	PAi Trustco Inc Colt Services LP 401k PS PL 1300 Enterprise Dr De Pere, WI 54115-4934	35,538.38	5.52%

	Class Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	223,990.96	19.24%

	Class Y	American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	195,799.91	16.82%

	Class Y	National Financial Services LLC Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	177,493.76	15.24%

	Class Y	UBS WM USA Attn: Department Manager Spec Cdy A/C Excl Ben Cust UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	79,621.29	6.83%

	Class Y	Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	62,366.75	5.35%

	Class Y	Wells Fargo Clearing Services LLC 2801 Market St Saint Louis, MO 63103-2523	61,314.03	5.26%

	Investor Class	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Fl 5 Jersey City, NJ 07310-2010	1,429,576.38	43.03%

	Class R5	Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	69,225.43	63.83%

	Class R5	Great-West Trust Company LLC TTEE FBO Employee Benefits Clients 401k 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	22,457.50	20.71%

Registrant/Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
	Class R5	Invesco Multi-Asset Inflation Fund Omnibus Account 11 Greenway Plz Fl 16 Houston, TX 77046-1100	12,532.84	11.55%

	Class R6	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	740,241.35	99.84%

*As	of December 31, 2017, the Trustees and executive officers of the Fund, individually and as a group, owned less than 1% of a class of shares of the Fund.

GOV-PROXY-1

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! REGISTRATION

INVESCO U.S. GOVERNMENT FUND

(TO BE RENAMED INVESCO INCOME FUND EFFECTIVE JULY 26, 2018) (the “Fund”)

AN INVESTMENT PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS

(INVESCO INVESTMENT SECURITIES FUNDS) (the “Trust”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2018

The undersigned hereby appoints Philip A. Taylor, Jeffrey H. Kupor, Sheri S. Morris, Peter A. Davidson, Melanie Ringold, Stephen R. Rimes and Louis Ducote, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on September 20, 2018, at 1:30 p.m., Central Daylight Time, and at any adjournment(s) or postponement(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 431-9646. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special

Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this meeting is available at: https://www.proxyonline.com/docs/InvescoUS2018.pdf

CUSIP# 3242109 v. 2

INVESCO U.S. GOVERNMENT FUND	PROXY CARD

(to be renamed Invesco Income Fund effective July 26, 2018)

NOTE: NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

SIGNATURE	DATE
SIGNATURE	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR” THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

	FOR	AGAINST	ABSTAIN

1. To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.	○	○	○

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

CUSIP# 3242109 v. 2